CONFIDENTIAL	Exhibit 10.2

CERTAIN CONFIDENTIAL INFORMATION IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED

AMENDMENT NO. 1 TO OPTION AND LICENSE AGREEMENT

This Amendment No. 1, dated as of June 6, 2022 (this “Amendment”), to that certain Option and License Agreement dated October 15, 2021 between Sana and Beam (the “Agreement”), is made by and between Sana Biotechnology, Inc., a Delaware corporation, having a place of business at 188 E Blaine Street, #400, Seattle, WA 98102, United States of America (“Sana”) and Beam Therapeutics Inc., a Delaware corporation having an office at 238 Main Street, Cambridge, MA 02142 (“Beam”).  Beam and Sana are referred to in this Amendment individually as a “Party” and collectively as the “Parties.”  Any capitalized terms used herein but not otherwise defined shall have the meaning ascribed to such terms in the Agreement.

Whereas, the Parties have previously entered into the Agreement; and

Whereas, pursuant to Section 3.3 of the Agreement, the Parties have agreed to the replacement of certain Genetic Targets, and the Parties now desire to amend the Agreement to update the list of Genetic Targets as set forth herein;

Now, Therefore, in consideration of the foregoing, of the mutual promises set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto, intending legally to be bound, hereby agree as follows:

Amendment of License Agreement

1.1.Exhibit C (Genetic Target List) to the Agreement is hereby deleted in its entirety and replaced with the revised Exhibit C (Genetic Target List) attached hereto as Appendix A.

1.2.Except as expressly modified in Section 1.1 of this Amendment, all other provisions of the Agreement shall remain unchanged and in full force and effect.

ARTICLE II

General

2.1.Governing Law.  This Amendment, and all claims or causes of action (whether in contract, tort or statute) that may be based upon, arise out of or relate to this Amendment, or the negotiation, execution or performance of this Amendment or the breach thereof, shall be governed by, and enforced in accordance with, the internal laws of the State of New York, including its statutes of limitations.

2.2.Counterparts.  This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  Each Party may rely on the delivery of executed electronic copies of counterpart execution pages of this Amendment and such electronic copies shall be legally effective to create a valid and binding agreement among the Parties.

2.3.Successors and Assigns.  A Party may not assign this Amendment or transfer any of its rights or obligations hereunder except to the extent permitted under (and in conjunction with an assignment of) the Agreement.  Subject to the foregoing, the terms and conditions of this Amendment shall be binding upon, and shall inure to the benefit of, the Parties and their respected successors and permitted assigns.

2.4.Entire Agreement.  This Amendment and the Agreement constitute and contain the entire understanding and agreement of the Parties with respect to the subject matter hereof, and cancels and supersedes any and all prior negotiations, correspondence, understandings and agreements, whether verbal or written, between the Parties with respect thereto. No waiver, modification, or amendment of any provision of this Amendment or the Agreement shall be valid or effective unless made in writing and signed by a duly authorized representative of each of the Parties.

[Remainder of Page Intentionally Left Blank]

In Witness Whereof, the parties hereto have caused this Amendment to be executed and delivered as of the date first above written.

SANA BIOTECHNOLOGY, INC.	BEAM THERAPEUTICS INC.

By: /s/ Christian HordoBy: /s/ John Evans

Name: Christian HordoName: John Evans

Title: Chief Business OfficerTitle: CEO

Signature Page to Amendment No. 1 to Option and License Agreement

APPENDIX A

Exhibit C

Genetic Target List

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